UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 17, 2018

MINDBODY, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37453	20-1898451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4051 Broad Street, Suite 220

San Luis Obispo, California 93401

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (877) 755-4279

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 17, 2018, MINDBODY, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting, in person or by proxy, were holders of 40,620,875 shares of Class A common stock, representing 40,620,875 votes of Class A common stock, and holders of 2,853,917 shares of Class B common stock, representing 28,539,170 votes of Class B common stock, together representing a total of 69,160,045 votes, or more than 85% of the eligible votes, and constituting a quorum.

Each share of Class A common stock was entitled to one vote on each proposal and each share of Class B common stock was entitled to ten votes on each proposal. The Class A common stock and Class B common stock voted as a single class on all matters.

The matters voted on at the Annual Meeting and the voting results with respect to each such matter are set forth below.

1.	Election of Class III Directors. Each of the following nominees was elected to serve as a Class III director, to hold office until the Company’s 2021 annual meeting of stockholders and until his or her successor is duly elected and qualified. The vote for each director nominee is set forth in the table below:

Nominees	For	Withhold	Broker Non-Votes
Richard Stollmeyer	58,201,882	6,994,785	3,963,378
Katherine Blair Christie	58,133,283	7,063,384	3,963,378
Graham Smith	57,275,977	7,920,690	3,963,378

2.	Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified by the stockholders based on the following results of voting:

For	Against	Abstain	Broker Non- Votes
69,044,140	90,774	25,131	0

3.	Advisory Vote to Approve Named Executive Officer Compensation. On an advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement was approved by the stockholders based on the following results of voting:

For	Against	Abstain	Broker Non- Votes
61,386,389	3,749,112	61,166	3,963,378

4.	Advisory Vote on the Frequency of Future Advisory Stockholder Votes to Approve Named Executive Officer Compensation. On an advisory basis, the stockholders indicated their preference that future advisory stockholder votes to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement occur every year based on the following results of voting:

One Year	Two Years	Three Years	Abstain	Broker Non- Votes
65,065,329	6,386	18,854	106,098	3,963,378

In accordance with the voting results for this proposal, the board of directors of the Company has determined that the Company will hold future advisory stockholder votes on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of such an advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDBODY, INC.

By:	/s/ Kimberly G. Lytikainen
Kimberly G. Lytikainen
Chief Legal Officer and Secretary

Date: May 18, 2018